Exhibit 99.1

Simulations Plus, Inc. (NASDAQ:SLP) Annual Shareholders’ Meeting February 25, 2016

• Welcome and Introductions • Discussion of Voting Issues • Chairman’s Remarks • Financial presentation • Products and Services • Questions & Answers • Adjournment of Official Meeting Agenda

Safe Harbor Statement With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . The actual results of the Company could differ significantly from those statements . Factors that could cause or contribute to such differences include, but are not limited to : continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity . Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission .

Management & Directors • Board of Directors: – David Z. D’Argenio, Ph.D., Director • Professor, Biomedical Engineering, USC • Director, Co - Director, Biological Simulation Resource Center, USC since 1985 – Thaddeus H. “Ted” Grasela, Ph.D., Director and President • Founder of Cognigen Corporation – John K. Paglia Ph.D., CFA, CPA , Director • Associate Dean; Associate Professor of Finance, Pepperdine University – David Ralph, Ph.D., Director • Chair, Department of Economics, Law & Marketing, Pepperdine University – Walter S. Woltosz, M.S., M.A.S., Chairman & CEO. • Co - founder, Words+, Inc. and Simulations Plus, Inc. • Senior Management Team – John DiBella , M.S., Vice President, Marketing and Sales – John R. Kneisel, CPA, Chief Financial Officer – Michael B. Bolger, Ph.D., Chief Scientist and Director, Simulation Sciences – Robert Clark, Ph.D., Director, Cheminformatics Sciences

• Registered Independent Auditors • Rose, Snyder & Jacobs, Encino, CA • Tax Specialists • Rose, Snyder & Jacobs, Encino, CA • Legal Counsel • Procopio, Cory, Hargreaves, & Savitch LLP Outside Counsels

6 • Through this morning 92% of outstanding share votes have been cast • Proposal 1: Election of Directors • Result: All elected with ~98+% voting for • Proposal 2: Ratify Rose, Snyder & Jacobs CPA’s as Independent Registered Public Accounts • Result: Ratified with 99+% voting to ratify • With these results already in, a vote at this meeting would serve no purpose VOTING ISSUES/PROXY PROPOSALS

• Major software provider for pharmaceutical research and development • Consulting services for problem drugs and formulations • Expertise and software tools span from earliest drug discovery through clinical trials and beyond patent life to supporting generic companies • New applications being explored in aerospace and general healthcare • Acquisition of Cognigen Corp. in September 2014 more than doubled workforce, and added $5.2 million to revenues in FY15 • Currently distributing dividends of $0.20/year per share ($0.05/quarter) , subject to board approval each quarter Simulations Plus, Inc. Overview

• FY2015 ended August 31, 2015 vs FY2014 • 1QFY2016 vs 1QFY2015 • Balance Sheet Highlights • Financial Charts FINANCIAL PRESENTATION

9 Income Statement FY15 Compared to FY14 (in millions) California Buffalo FY15 FY14 Diff % chg Net sales $13.086 $5.228 $18.314 $ 11.461 $6.853 59.8% Gross profit 10.855 3.144 13.999 $ 9.832 4.167 42.4% Gross profit margin 82.95% 60.14% 76.44% 85.79% - 9.35% - 10.9% SG&A 4.783 2.030 6.813 $ 4.440 2.373 53.4% R&D 1.256 0.073 1.329 $ 0.953 0.376 39.5% Total operating expenses 6.039 2.103 8.142 $ 5.392 2.75 51.0% Income from operations 4.816 1.041 5.857 4.439 1.418 31.9% Other income (expense) (0.164) - (0.164) 0.074 - 0.238 - 321.6% Income from operations before income taxes 4.652 1.041 5.693 4.513 1.18 26.1% Net income $3.159 $0.684 $3.843 $3.025 0.818 27.0% Diluted earnings per share (in dollars) $0.226 $0.184 $0.041 22.4% EBITDA 6.284 1.398 7.682 5.551 2.131 38.4% Note: Buffalo Division (Cognigen) was acquired on the first business day of fiscal year 2015. FY14 numbers reflect the Lancaster, CA division’s operations for the fiscal year prior to the acquisition.

10 Income Statement 1QFY16 Compared to 1QFY15 (in millions) Lancaster Buffalo 1QFY16 1QFY15 Diff % chg Net sales $ 3.410 $ 1.428 $ 4.838 $ 4.086 $0.752 18.4% Gross profit 2.853 0.902 3.755 3.088 0.667 21.6% Gross profit margin 83.67% 63.17% 77.61% 75.58% 2.04% 2.7% SG&A 1.099 0.577 1.676 2.079 - 0.403 - 19.4% R&D 0.330 0.022 0.352 0.260 0.092 35.4% Total operating expenses 1.429 0.599 2.028 2.339 - 0.311 - 13.3% Income from operations 1.424 0.303 1.727 0.749 0.978 130.6% Other income (expense) (0.011) - (0.011) (0.003) - 0.008 266.7% Income from operations before income taxes 1.413 0.304 1.717 0.746 0.971 130.2% Net income $ 0.919 $ 0.188 $ 1.107 $ 0.529 0.578 109.3% Diluted earnings per share (in dollars) $ 0.064 $ 0.031 $ 0.033 107.3% EBITDA 1.808 0.395 2.203 1.225 0.978 79.8%

Selected Balance Sheet Items ($ millions) *Cash as of 2/24/16 is $6.9 million 11 August 31, 2015 August 31, 2014 Cash and cash equivalents $8.551* $8.614 Cash per share 0.50 0.52 Accounts Receivable 4,042 1,593 Total current assets 12.364 11.533 Total assets 27.344 20.981 Total current liabilities 3.613 1.391 Total liabilities 7.812 5.545 Current ratio 3.19 8.29 Shareholders’ equity 19.532 15.435 Total liabilities and shareholders’ equity 27.344 20.981 Shareholders’ equity per diluted share 1.147 0.94

Revenues by Fiscal Year - Simulations Plus, Inc. (pro forma prior to 2012) 3.2 5.7 6.1 6.3 7.62 8.74 9.45 10.07 11.46 13.08 5.23 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Lancaster Buffalo

13 Consolidated Revenues, by Fiscal Quarter and YTD (pro forma prior to 2012; in millions) 4.01 4.57 5.99 3.71 4.84 $0 $1 $2 $3 $4 $5 $6 $7 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013 2014 2015 2016

14 Consolidated Net Income, by Fiscal Quarter and YTD (pro forma prior to 2012; in millions) $0.53 $0.97 $1.85 $0.49 $1.11 $ - $0.50 $1.00 $1.50 $2.00 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013 2014 2015 2016

15 Returning Cash to Shareholders (in millions) 1.6 0.8 0.8 2.2 0 0.5 0.5 0.6 0.81 0.81 0.81 0.84 0.84 0.84 0.85 0.85 0.85 13.2 12.9 12.7 11.4 9.3 9.8 10 10.1 10.6 11 7.8 8.6 5.8 6.1 6.4 8.6 7.2 6.9 $0 $1 $1 $2 $2 $3 $0 $2 $4 $6 $8 $10 $12 $14 Dividend Paid Cash on Hand Cash paid $2.5M TSRL Cash paid $2.1M for Cognigen

Products & Services

Products and Services • Modeling and Simulation Software • Related consulting services Technology • Molecule design • QSAR • PBPK/PD Markets • Pharmaceutical and Bio Tech Research (pre - clinical and clinical) • [Aerospace, Healthcare ] Users • Chemists • Pharmacokinetic & Formulation Scientists • Toxicologists • [Aerospace Industry, Healthcare Industry] Software Products and Services 17

Simulations Plus, Inc.
Overview of Products and Services


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ADMET Predictor™ → GastroPlus™ → Population PK/PD Modeling & Simulations → Regulatory Submission

Buffalo

MedChem Studio™
MedChem Designer™

DDDPlus™
MembranePlus™

PKPlus™ (new)

Consulting Services and Collaborations

SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

18

The Science Behind the Software What happens when I swallow a pill? GI Tract Chemical Degradation Dissolution

What happens after the medicine is absorbed? The Science Behind the Software

21 • Version 9.5 scheduled for spring 2016 ‒ Intramuscular dosing model – optional add - on model ‒ Antibody - drug conjugate (ADC) models for biologics • Version 8.0 scheduled for early 2016 ‒ Significant refresh of the graphical user interface ‒ New ‘Chemistry’ module – optional add - on incorporating items from MedChem Studio™ • Version 5.0 scheduled for spring 2016 ‒ Significant refresh of graphical user interface Software Product Developments • Version 5.0 scheduled for early 2016 ‒ Integration of models from ADMET Predictor™ – optional add - on ‒ New dosage form options for immediate & controlled release formulations • Version 1.5 scheduled for 2016 ‒ Ability to model multiple compounds to optimize in vitro drug - drug interaction parameters • New product : v ersion 1.0 scheduled for early 2016 ‒ Validated software for noncompartmental (NCA) & compartmental PK modeling ‒ Reports in user - customized formats for regulatory submission ‒ Large potential market

22 PBPK Modeling and Simulation is Becoming More Common in Regulatory Submissions Figure 1. The number of PBPK applications contained in IND/NDA submissions or developed by US FDA reviewers from 2008 to 2012. Huang, Shiew - Mei, et al, The utility of modeling and simulation in drug development and regulatory review, J Clin Pharm 2013 DOI 10.1002/jps.23570

Application of artificial neural network ensemble (ANNE) technology used to build predictive models from complex input data for various industries • ADMET Modeler ™ (embedded in ADMET Predictor ™) – Predicts large number of important drug properties without the need to synthesize and test molecules • AEROModeler™ (prototype stage) – Predicts aerodynamic force coefficients for missiles at arbitrary Mach number and angle of attack - much faster than conventional methods – Classifies missile based on radar data – Maps jet engine compressor performance • MRIModeler ™ (prototype stage) – Analyzes magnetic resonance imaging (MRI) data to classify patients as healthy or likely to experience various disease states Modeler ™ Overview

• FDA Center for Food Safety and Applied Nutrition (modeling of toxicity endpoints) • FDA Office of Testing and Research (mechanistic absorption and IVIVCs) • NIEHS National Toxicology Program (screening of the Tox21 database using QSAR and PBPK modeling) • FDA Office of Generic Drugs (ocular absorption) – Completed first year of 3 - year contract ($200,000/year) • FDA Office of Generic Drugs (long - acting injectables ) – Recently awarded 3 - year contract ($200,000/year ) • Numerous client - funded projects to enhance software platform for specialty purposes Strong Relationships with Regulators (and Pharma Companies) Driving Applications

• Provides modeling & simulation support for Pharma and Biotech companies – Primary focus on pharmacokinetic, biomarker, and outcome data from preclinical and clinical studies – 30 - 40 drugs per year; >100 different compounds over the last 5 years • Track record of successful regulatory submissions utilizing pharmacometric modeling & simulation • Well - established quality management system and successful client audit record • KIWI ™ - proprietary software provides access to validated private cloud for model development • Significant recent investments in IT infrastructure: upgraded computer systems , implemented automated offsite backup storage , and installed green technology to reduce computer cooling costs Buffalo Division (Cognigen) - Overview

SLP – Customers Highlights • FY15 Renewal rates (in line with historical performance): • Accounts = 91% • Fees = 95% • 690 license “units” in FY15 • 17% increase vs. FY14 • Over 200 organizations licensing the technology, including 19 of the top 20 pharmaceutical companies

Simulations Plus, Inc.
Additional Growth Opportunities

- **Of 2,500 companies registered with FDA, both foreign and domestic, we have ~10% penetration with Simulations Plus products**
  - http://www.fda.gov/Drugs/NewsEvents/ucm339912.htm
- **Continued enhancement of current software products to expand application space**
  - Dermal and improved oral cavity dosing modules in GastroPlus™
  - Addition of biologics (antibodies) to GastroPlus
  - Addition of large animals to GastroPlus
- **PKPlus™**
  - New software product with significant *potential* for high-volume sales. Performs types of analysis used in regulatory reporting and in preclinical pharmacokinetic analysis. Strong interest worldwide. >25 companies signed up to beta test. Target release during 3QFY16.

SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

• Conferences/scientific meetings continue to be primary source of leads • In 4Q14, we presented at our first aerospace conference • In 1Q15 we presented at our first MRI conference • Trainings and workshops • Strategic digital marketing initiatives • Active updates of LinkedIn, YouTube, Facebook , and Twitter accounts help with outreach programs • Fundamental industry shift continues – Added 69 new customers globally during FY15 (includes new companies, as well as new departments within existing large customers) Simulations Plus, Inc. Marketing and Sales Program

29 Summary • For FY2015: - Financial performance continues our 8 - year profitable trend - Successful acquisition of Cognigen Corporation increasing revenues by $5.2 Million - Continuing to Expand our team : - Cognigen acquisition doubled the employee count of the consolidated entity • Expanding Sales Team and Activities - Greater staff time spent on marketing and sales activities - Expanded training workshops offered around the globe • Simulations Plus is globally recognized as a leader - Continued outstanding reputation for scientific expertise and innovation - Continued outstanding reputation for strong customer support • Strong cash position continues - Cash dividends of $0.20/share were distributed in FY 2015 - Cash used for Cognigen acquisition represents strategic investment for growth

30 Q&A